UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

Grayscale Chainlink Trust ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42984	86-6368584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Chainlink Trust ETF Shares	GLNK	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 20, 2026, CoinDesk Indices, Inc. (the “Index Provider”) announced a change to the Digital Asset Trading Platforms used to calculate the Index Price (the “Constituent Trading Platforms”) for Grayscale Chainlink Trust ETF (the “Trust”).

Effective January 20, 2026, the Index Provider added Binance (LINK-U.S. Dollar Coin (“USDC”) trading pair), Gate (LINK-USDC trading pair) and HashKey (LINK-U.S. Dollar (“USD”) trading pair) to the CoinDesk Chainlink Benchmark Rate (formerly known as the CoinDesk LINK CCIXber Reference Rate) (the “Index”) due to the trading platforms meeting the Index Provider’s conditions for inclusion, and removed Bitfinex (LINK-USD trading pair) due to the trading platform failing to meet the Index Provider’s conditions for inclusion as part of its scheduled monthly review. As of the date of this current report, the Constituent Trading Platforms included in the Index Price are as follows:

•
LINK-USD Trading Pairs: Bitstamp by Robinhood, Crypto.com, Gemini, HashKey, Kraken, LMAX Digital, and OKX.
•
LINK-USDC Trading Pairs: Bullish, Bybit, Kraken, Binance, and Gate.

The Index Provider may change the trading venues that are used to calculate an Index Price, or otherwise change the way in which an Index Price is calculated, at any time. For example, the Index Provider has scheduled monthly reviews, in which it may add or remove Constituent Trading Platforms that satisfy or fail the criteria described in “Business—Overview of the Chainlink Industry and Market—The Index and the Index Price” in the Trust’s Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on November 12, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale Chainlink Trust ETF

Date:	January 26, 2026	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer (Principal Financial and Accounting Officer)*

*The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.